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                                                                    EXHIBIT 10.5

                            CLASS VPN LOAN AGREEMENT

                          Dated as of November 22, 2002

                                     between

                          AMERICREDIT CANADA AUTOMOBILE
                                RECEIVABLES TRUST

                                       and

                                      TRUST

                                       and

                              AMERICREDIT FINANCIAL
                             SERVICES OF CANADA LTD.


                       DAVIES WARD PHILLIPS & VINEBERG LLP

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                                TABLE OF CONTENTS

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                                   ARTICLE 1
                                INTERPRETATION
1.1      Definitions............................................................................................2
1.2      Headings...............................................................................................6
1.3      Rules of Construction..................................................................................6
1.4      Paramountcy............................................................................................6
1.5      Time of the Essence....................................................................................6
1.6      Severability...........................................................................................7
1.7      Rating Agency Ratings..................................................................................7
1.8      Currency...............................................................................................7
1.9      Interest Act...........................................................................................7
1.10     Administrator..........................................................................................7
1.11     Schedules..............................................................................................7

                                   ARTICLE 2
                                CLASS A LOANS
2.1      Class VPN Loans by the Lender..........................................................................7
2.2      Drawdowns of Class VPN Loans...........................................................................8
2.3      Interest...............................................................................................9
2.4      Repayment of Principal.................................................................................9
2.5      Payments..............................................................................................10
2.6      Application of the Trust Indenture....................................................................11
2.7      Deposit of Proceeds of Lender Class VPN Loans.........................................................11

                                   ARTICLE 3
                            CONDITIONS PRECEDENT
3.1      Conditions Precedent to Initial Class VPN Loan........................................................11
3.2      Conditions Precedent to all Class VPN Loans...........................................................12
3.3      Waiver................................................................................................13

                                   ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES
4.1      Representations and Warranties of Borrower............................................................14
4.2      Representations and Warranties of AmeriCredit.........................................................14
4.3      Survival..............................................................................................15

                                   ARTICLE 5
                   INDEMNITY AND CERTAIN REMEDIAL PROVISIONS
5.1      Indemnity from Borrower...............................................................................15
5.2      Indemnity from AmeriCredit............................................................................16
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5.3      Limit on Indemnity....................................................................................16
5.4      Change in Circumstances...............................................................................16
5.5      Indemnity.............................................................................................17
5.6      No Set-Off............................................................................................17
5.7      Prospectus Rights.....................................................................................17
5.8      Survival..............................................................................................17

                                   ARTICLE 6
                                   COVENANTS
6.1      Affirmative Covenants of the Borrower.................................................................18
6.2      Affirmative Covenants of AmeriCredit..................................................................18

                                   ARTICLE 7
                           MISCELLANEOUS PROVISIONS
7.1      Amendments, etc.......................................................................................19
7.2      Notice................................................................................................19
7.3      No Waiver: Remedies...................................................................................20
7.4      Binding Effect: Assignability, etc....................................................................20
7.5      Entire Agreement......................................................................................21
7.6      Governing Law.........................................................................................21
7.7      No Proceedings........................................................................................21
7.8      Costs, Expenses and Taxes.............................................................................21
7.9      Limitation of Liability of the Lender Trustee/Securitization Agent....................................21
7.10     Limitation of Liability of the Borrower Trustee.......................................................22
7.11     Severability..........................................................................................22
7.12     Further Assurances....................................................................................23
7.13     Execution in Counterparts.............................................................................23
7.14     Confidentiality.......................................................................................23
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                            CLASS VPN LOAN AGREEMENT

              MEMORANDUM OF AGREEMENT made as of November 22, 2002,

 BETWEEN:

               CIBC MELLON TRUST COMPANY,
               a trust company incorporated pursuant to the laws of Canada and registered to carry on the business of a trust company in each of the provinces of Canada, in its capacity as trustee of AMERICREDIT CANADA AUTOMOBILE RECEIVABLES TRUST, a trust established pursuant to the laws of Ontario,

               (in such capacity, hereafter referred to as the "Borrower"),

                                     - and -

               THE TRUST COMPANY OF BANK OF MONTREAL,
               a trust company incorporated pursuant to the laws of Canada and registered to carry on the business of a trust company in each of the provinces of Canada, in its capacity as trustee of TRUST, a trust established pursuant to the laws of Ontario,

               (in such capacity, hereinafter referred to as the "Lender"),

                                     - and -

               AMERICREDIT FINANCIAL SERVICES OF CANADA LTD., a corporation incorporated pursuant to the laws of the Province of Ontario,

               (hereinafter referred to as "AmeriCredit").

          WHEREAS AmeriCredit, the Borrower, Bank One, NA, and CIBC Mellon Trust Company entered into a Sale and Servicing Agreement dated as of the date hereof (as the same may be amended from time to time as permitted under the Trust Indenture, the "Sale and Servicing Agreement") pursuant to which AmeriCredit agreed to sell the Purchased Assets (as such term is defined therein) to the Borrower on a fully serviced basis;

          AND WHEREAS the Borrower desires to borrow money from the Lender on the date hereof to partially fund the payment of the Purchase Price (as such term is defined in the

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                                      - 2 -

Sale and Servicing Agreement) among other things and on certain dates hereafter to refinance the Class A Notes issued on the date hereof;

          AND WHEREAS the Lender has agreed to advance the Initial Class VPN Loan and may advance further Class VPN Loans hereafter, all on the terms and subject to the conditions set forth herein.

          NOW THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1       DEFINITIONS

          In this Agreement, unless the context requires otherwise, the following terms should have the following meanings:

 "Accelerated Principal Payment Amount" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

 "Accumulation Amount" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

 "Additional Class VPN Loan Amounts" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

 "Additional Drawdown Date" means the Business Day preceding any Targeted Final Payment Date in respect of Class A Notes.

 "Administration Agreement" means the administration agreement made as of September 30, 2002 between the Borrower and AmeriCredit.

 "Aggregate Principal Distributable Amount" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

 "Applicable Margin" means, in respect of the Initial Class VPN Loan, 0.59% per annum, and in respect of any other Class VPN Loan, the rate per annum agreed to between the Borrower and the Lender in respect thereof in accordance with
 Section 2.2 provided that such rate shall be not less than 0.59%.

"Applicable Law" means, at any time, with respect to any Person, property, transaction or event, all applicable laws, statutes, regulations, treaties, judgments and decrees and (whether or not having the force of law) all applicable official directives, rules, consents, approvals, authorizations, guidelines, orders and policies of any governmental bodies or persons having authority over any of the parties hereto, in each case in effect at such time.

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                                      - 3 -

"BA 1 Month Rate" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Borrower's Account" means the Eligible Deposit Account maintained by the Indenture Trustee at The Toronto-Dominion Bank, Toronto, Ontario, Account Number 10202 0690-5236707, or such other Eligible Deposit Account which is designated in writing by 5 Business Days' advance notice to the Lender as the Borrower's Account for the purposes hereof.

"Business Day" means any day (other than a Saturday, Sunday or public holiday) on which schedule 1 chartered banks under the Bank Act (Canada) are open for business in Toronto, Ontario, Montreal, Quebec and Fort Worth, Texas.;

"Capitalized Interest Account" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Closing Date" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Class A Notes" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Class VPN Loan" means a loan advanced by the Lender to the Borrower pursuant to this Agreement.

"Class VPN Swap" shall have the meaning ascribed thereto in the Series
Supplement.

"DBRS" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Determination Date" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Eligible Deposit Account" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Facility" has the meaning ascribed thereto in Section 2.1.

"Final Scheduled Payment Date" means the December, 2009 Monthly Payment Date.

"Governmental Authority" shall have the meaning ascribed thereto in the Trust Indenture.

"Guarantee" means the guarantee dated as of the date hereof by the Guarantor in favour of the Lender in respect of AmeriCredit's obligations hereunder.

"Guarantor" means AmeriCredit Corp.

"including" means including without limitation, and "includes" means includes without limitation.

"Initial Class VPN Loan" means the Class VPN Loan advanced on the Closing Date.

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                                      - 4 -

"Initial Receivables" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Interest Period" means, in respect of a Class VPN Loan, initially the period from and including the Closing Date, in the case of the Initial Class VPN Loan, or otherwise the relevant Additional Drawdown Date, to but excluding the next following Monthly Payment Date, and thereafter, the period from and including each Monthly Payment Date to but excluding the next following Monthly Payment Date.

"Lender's Account" means the Lender's account maintained at National Bank of Canada, Main Montreal Branch, Transit #00011-006, Account number 06-633-20, or such other account which is designated in writing by notice to the Borrower as the Lender's Account for the purposes hereof.

"Loan Rate" means in respect of a Class VPN Loan, (i) prior to the VPN Swap Termination Date, the BA 1 Month Rate plus the related Applicable Margin, and
(ii) on or after the VPN Swap Termination Date, 4.43% per annum.

"Loan Request" means a loan request in the form of Schedule A.

"Maximum Principal Amount" shall have the meaning ascribed thereto in Section
2.1.

"Monthly Payment Date" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Non-Sequential Amortization Period" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Noteholders' Interest Distributable Amount" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Noteholders' Principal Distributable Amount" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Offered Notes" shall have the meaning ascribed thereto in the Series
Supplement.

"Outstanding Amount" shall have the meaning ascribed thereto in the Trust Indenture.

"Person" means an individual, partnership, corporation, joint stock company, trust (including a business trust), unincorporated association, joint venture, limited liability company or other entity, or a governmental authority.

"Pool Balance" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Pre-Funding Account" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

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                                      - 5 -

"Program Agreements" means the "Basic Documents", as such term is defined in the Series Supplement, including for greater certainty, this Agreement, the Trust Indenture, the Sale and Servicing Agreement, the Class VPN Swap and the Guarantee.

"Prospectus" shall have the meaning ascribed thereto in Section 3.2(i).

"Rating Agency" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Receivable File" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Sale and Servicing Agreement" shall have the meaning ascribed thereto in the recitals.

"Sales Taxes" means all federal, provincial and other sales, goods and services, value added, use or other transfer taxes, and all other similar or like taxes whatsoever, including any goods and services tax payable under the Excise Tax Act (Canada) and other tax payable under an Act Respecting Quebec Sales Tax (Quebec), any retail sales tax imposed by any province in Canada and any harmonized sales tax replacing such retail sales tax in any such province.

"Securitization Agent" means initially Coventree Capital Group Inc. as agent of the Lender, and its successors and assigns.

"Sequential Basis" means, with respect to any repayment of principal on Class VPN Loans, that such repayment shall be applied first to reduce the principal amount outstanding of the Initial Class VPN Loan until it has been reduced to nil, and thereafter to reduce the principal amount of each remaining Class VPN Loan (in the order such Class VPN Loans were advanced) until each such Class VPN Loan has been reduced to nil such that no principal repayment will be applied to any class VPN Loan until all principal amounts owing in respect of Class VPN Loans advanced prior to such Class VPN Loan have been fully repaid.

"Series Supplement" means the supplemental indenture dated as of the Closing Date between BNY Trust Company of Canada, as indenture trustee, and the Borrower, as the same may be amended, modified, supplemented, restated or replaced from time to time as permitted therein and in the Trust Indenture.

"Servicer Certificate" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Targeted Final Payment Date" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

"Taxes" means all taxes, charges, fees, levies, imposts, withholdings, assessments, Sales Taxes or similar charges in the nature of a tax which are payable and any interest, fines and penalties (including any liabilities for failure to collect, remit or withhold any amounts required by Applicable Law), imposed by any governmental authority (including federal, state, provincial, territorial, municipal and foreign governmental authorities), and whether disputed or not.

"Trust Indenture" means the trust indenture made as of September 30, 2002 between BNY Trust Company of Canada, as indenture trustee, and the Borrower, as supplemented by the Series

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                                      - 6 -

Supplement and as the same may be amended, modified, supplemented, restated or replaced from time to time as permitted therein.

"VPN Swap Termination Date" means any Early Termination Date under (and as defined in) the Class VPN Swap or the date on which the Class VPN Swap terminates in accordance with its terms.

1.2       HEADINGS

          The division of this Agreement into Articles, Sections and Subsections and the insertion of an index and headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section, Subsection or other portion of this Agreement and include any agreement supplemental to this Agreement. Unless something in the subject matter or context is inconsistent therewith, references to Articles, Sections and Subsections are to Articles, Sections and Subsections of this Agreement.

1.3       RULES OF CONSTRUCTION

          Unless the context otherwise requires,

     (a) words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing individuals shall include individuals, partnerships, trusts, associations and other unincorporated organizations, corporations, joint ventures or a government or agency thereof and vice versa;

     (b) the word "or" may be conjunctive or disjunctive, as the context may require;

     (c) reference in this Agreement to any agreement, indenture or other instrument in writing means such agreement, indenture or other instrument in writing as amended, modified or supplemented from time to time; and

     (d) unless otherwise indicated, reference to any statute shall be deemed to be a reference to such statute as amended, re-enacted or replaced from time to time.

1.4       PARAMOUNTCY

          In the event of any conflict between this Agreement and the terms of any other agreement, the terms of this Agreement shall prevail.

1.5       TIME OF THE ESSENCE

          Time shall be the essence of this Agreement.

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                                      - 7 -

1.6       SEVERABILITY

          Each of the provisions of this Agreement is declared to be separate and distinct. If one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or impaired by the invalidity, illegality or unenforceability.

1.7       RATING AGENCY RATINGS

          If any rating agency is substituted for another rating agency, the specific ratings herein shall be the ratings of such substituted rating agency equivalent to the ratings of such original rating agency, mutatis mutandis.

1.8       CURRENCY

          All amounts expressed in this Agreement in terms of money refer to the Canadian Dollar, and all payments to be made under this Agreement shall be made in such currency.

1.9       INTEREST ACT

          For purposes of the Interest Act (Canada), whenever interest is calculated on a basis of a period other than a calendar year, each rate of interest determined pursuant to such calculation expressed as an annual rate is equivalent to such rate so determined multiplied by the number of days in the calendar year with respect to which the same is to be ascertained and divided by the number of days in such period.

1.10      ADMINISTRATOR

          The Borrower may exercise its rights and perform its obligations hereunder through AmeriCredit as its agent as provided in the Administration Agreement, provided, however, that notwithstanding the terms of the Administration Agreement, the Lender shall be entitled to treat AmeriCredit as the Borrower's agent for all purposes hereunder unless and until the Borrower shall give the Lender written notice to the contrary.

1.11      SCHEDULES

          The following schedules are attached to and form part of this
Agreement:

          Schedule A - Form of Loan Request

                                    ARTICLE 2
                                  CLASS A LOANS

2.1       CLASS VPN LOANS BY THE LENDER

          Subject to and upon the terms and conditions herein set forth, the Lender hereby agrees to establish a facility (the "Facility") in the aggregate maximum principal amount of $200

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                                      - 8 -

million (the "Maximum Principal Amount"). Subject to Article 3, the Facility may be drawn down in up to 3 tranches commencing with the initial Class VPN Loan on the Closing Date and subsequent Class VPN Loans on each Additional Drawdown Date. No Class VPN Loan shall exceed, (a) in the case of the Initial Class VPN Loan, $65 million, and (b) in the case of any other Class VPN Loan, the excess, if any, of (i) the Outstanding Amount of the Class of Class A Notes having its Targeted Final Payment Date immediately following the applicable Additional Drawdown Date over (ii) the Total Noteholders' Principal Payment Amount for that Targeted Final Payment Date calculated before giving effect to the Class VPN Loan Proceeds to be received by the Borrower from the Lender pursuant to this Agreement on the applicable Additional Drawdown Date. In addition, the aggregate of all Class VPN Loans outstanding at any time shall not exceed the Maximum Principal Amount. The Borrower may only use the proceeds of a Class VPN Loan (x) if advanced on the Closing Date, to partially fund the purchase of the Initial Receivables and to provide amounts to be deposited to the Pre-Funding Account and the Capitalized Interest Account, and (y) if advanced on any Additional Drawdown Date, to repay principal on the Class A Notes due and payable on the immediately following Targeted Final Payment Date.

2.2       DRAWDOWNS OF CLASS VPN LOANS

     (a) The Initial Class VPN Loan in the principal amount of $65 million shall be drawn down in full on the Closing Date subject to the delivery by the Borrower to the Lender of a Loan Request on the Closing Date and the satisfaction of the conditions precedent set out in Article 3.

     (b) If the Borrower is permitted to request or obtain additional Class VPN Loans pursuant to the provisions of Section 2.8 of the Sale and Servicing Agreement, the Borrower shall request that an additional Class VPN Loan be advanced on each Additional Drawdown Date by delivering a Loan Request to the Lender not less than 35 days or more than 45 days prior to such Additional Drawdown Date. The amount of the additional Class VPN Loan requested in a Loan Request shall be the amount the Borrower anticipates will be the amount required to make the Total Noteholders' Principal Payment Amount for the Targeted Final Payment Date following the relevant Additional Drawdown Date sufficient to repay the Outstanding Amount of the Class A Notes to be repaid on that Targeted Final Payment Date.

     (c) If the Lender receives a Loan Request for additional Class VPN Loans, the Lender may, in its sole discretion, within 2 Business Days of such receipt, propose an Applicable Margin in respect of such additional Class VPN Loan by delivering written notice to the Borrower. The Borrower may, within 2 Business Days of receipt of such proposal, either accept such proposed Applicable Margin or counter-propose an alternative Applicable Margin in respect of such additional Class VPN Loan by delivering written notice to the Lender. If the Borrower elects to accept such proposed Applicable Margin or fails to respond to the Lender's proposal within 2 Business Days, then, subject to the satisfaction of the conditions precedent specified in Article 3, the Lender shall be obligated to make such Class VPN Loan on the relevant Additional Drawdown Date and the

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                                      - 9 -

          Applicable Margin shall be such proposed Applicable Margin. If the Borrower elects to counter-propose an alternative Applicable Margin, the Lender may, within 2 Business Days of receipt of such counter-proposal, accept or reject such counter-proposal by delivering written notice to the Borrower. In the event the counter-proposed alternative Applicable Margin is accepted by the Lender as specified above, then, subject to the satisfaction of the conditions precedent specified in Article 3, the Lender shall be obligated to make such Class VPN Loan on the relevant Additional Drawdown Date and the Applicable Margin shall be such counter-proposed alternative Applicable Margin. In the event that the Lender fails to deliver a proposal within 2 Business Days of receipt of a Loan Request or the Lender rejects or fails to accept a counter-proposal from the Borrower within 2 Business Days of the receipt thereof as contemplated above, the Lender shall be under no obligation to advance the relevant additional Class VPN Loan.

     (d) If and only if the Lender (i) rejects or fails to accept any counter-proposal delivered by the Borrower or (ii) fails to deliver a proposal following receipt of a Loan Request, in each case in accordance with Section 2.2(c), the Borrower may enter into an agreement with any other Person for the provision of loans to the Borrower for the purpose of refinancing Class A Notes provided, however, that in the case of clause (i) only, the terms of any such loan in respect of pricing shall be no more favourable to any such Person than the terms proposed in the relevant Loan Request and this Agreement on the basis of an Applicable Margin as set out in the Borrower's counter-proposal.

     (e) Each of the Lender and the Borrower shall use it's respective best efforts to satisfy the conditions precedent set out in Section 3.2 in respect of a Class VPN Loan over which it has control.

     (f) The Borrower shall notify the Lender in writing on the Determination Date prior to each Additional Drawdown Date of the actual amount of the Class VPN Loan to be advanced.

2.3       INTEREST

          Interest shall accrue on each Class VPN Loan at the Loan Rate from day to day during each Interest Period on the basis of a year of 365 days, and shall be payable on each Monthly Payment Date in accordance with Section 2.5. Interest shall continue to be payable to the Lender before and after default and judgment, and interest shall accrue on overdue payments of interest or any other amounts from day to day at the same rate and shall be immediately due and payable. All interest shall be paid by the Borrower free and clear of, and without deduction for, any Taxes of any kind whatsoever.

2.4       REPAYMENT OF PRINCIPAL

          The Borrower shall repay the Class VPN Loans by paying to the Lender the amounts allocated toward the repayment of principal pursuant to Section 2.5. Notwithstanding

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                                     - 10 -

the foregoing, the Class VPN Loans, including all principal and accrued interest thereunder, shall become due and payable on the earlier of (!) the Final Scheduled Payment Date and (ii) the occurrence of a Related Event of Default (as such term defined in the Trust Indenture) in respect of the Class VPN Loans or the Class A Notes.

2.5       PAYMENTS

     (a) On or before 12:00 p.m. on each Determination Date preceding a Monthly Payment Date, the Borrower (or AmeriCredit on its behalf) shall (i) calculate the Noteholders' Interest Distributable Amount, if any, for the Class VPN Loans and that Monthly Payment Date and the Outstanding Amount, if any, for the Class VPN Loans and that Monthly Payment Date and (ii) provide the Lender with written notice thereof in the Servicer Certificate for that Determination Date.

     (b) On each Monthly Payment Date for the Class VPN Loans, the Borrower shall pay to the Lender, in accordance with the terms of the Sale and Servicing Agreement and the Series Supplement, the sum of (i) the Noteholders' Interest Distributable Amounts for the Class VPN Loans and that Monthly Payment Date, (ii) the Noteholders' Principal Distributable Amount for the Class VPN Loans and that Monthly Payment Date, and (iii) the Additional Class VPN Loan Amounts for the Class VPN Loans and that Monthly Payment Date.

     (c) On each Monthly Payment Date for the Class VPN Loans except during a Non-Sequential Amortization Period, the Lender shall, to the extent available, apply monies received from the Borrower in respect of each Class VPN Loan as follows:

          (i) first, in or towards payment of interest accrued in respect of the Class VPN Loans;

          (ii) second, on a Sequential Basis in or towards repayment of the principal amount of the Class VPN Loans; and

          (iii) third, in or towards satisfaction of any other amount then due and payable by the Borrower hereunder.

     (d) On each Monthly Payment Date during a Non-Sequential Amortization Period the Lender shall, to the extent available, apply monies received from the Borrower on a pro-rata basis in respect of each Class VPN Loan as follows:

          (i) first, in or towards payment of interest accrued in respect of the Class VPN Loans;

          (ii) second, in or towards repayment of principal amount of the Class VPN Loans; and

          (iii) third, in or towards satisfaction of any other amount then due and payable by the Borrower hereunder.

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                                     - 11 -

     (e) All payments required to be made to the Lender hereunder shall be paid in immediately available funds to the Lender's Account no later than 10:00 a.m. on the day such payments are due.

     (f) Notwithstanding the calculations described in Section 2.5(a), the Lender's accounts maintained in connection with the Class VPN Loans and this Agreement shall, in the absence of manifest error, constitute irrebutable evidence of the amounts owing to the Lender hereunder.

2.6       APPLICATION OF THE TRUST INDENTURE

          The Borrower hereby notifies the Lender that (a) the indebtedness and liability of the Borrower to the Lender under this Agreement is secured by the Trust Indenture charging all of the Related Collateral (as such term is defined therein) in favour of the Indenture Trustee for the benefit of, inter alia, the Lender, (b) the priority of the entitlement of the Lender to such Related Collateral in respect of amounts required to be paid by the Borrower pursuant to the terms of this Agreement is subject to the application of monies specified in the Trust Indenture in respect of the Related Collateral and (c) the remedies of the Lender under this Agreement are, to the extent applicable, subject to and limited by the application of Section 9.1 of the Trust Indenture to the Lender as a Specified Creditor.

2.7       DEPOSIT OF PROCEEDS OF LENDER CLASS VPN LOANS

          The Lender shall deposit the proceeds of each Class VPN Loan to the Borrower's Account on the Closing Date or the Additional Drawdown Date, as applicable.

                                    ARTICLE 3
                              CONDITIONS PRECEDENT

3.1       CONDITIONS PRECEDENT TO INITIAL CLASS VPN LOAN

          Prior to the Initial Class VPN Loan being advanced on the Closing Date, the following shall have occurred or the Borrower shall have delivered the following to the Lender, in form and substance satisfactory to the Lender, as the case may be:

     (a) the conditions set forth in Section 2.5 of the Sale and Servicing Agreement and Section 2.2 of the Trust Indenture have been satisfied (and not waived);

     (b) evidence that each of AmeriCredit and the Guarantor is duly incorporated and that each of the Borrower, AmeriCredit and the Guarantor is existing pursuant to the laws of the jurisdictions of their respective establishment or incorporation and evidence satisfactory to the Lender and its counsel that each of the Borrower and AmeriCredit is duly qualified, licensed or registered in each of the provinces of Canada to carry on their respective present businesses and operations, except where the failure to be so qualified, licensed or registered in any such province has and will have no material adverse effect its ability to perform its respective obligations under the Program Agreements;

     (c) evidence that the execution, delivery and performance of each Program Agreement to be delivered by either the Borrower, AmeriCredit or the Guarantor are within the powers of each of the Borrower, AmeriCredit or the Guarantor, as applicable, and resolutions of the board of directors of AmeriCredit and the Guarantor approving and authorizing the execution, delivery and performance of each such Program Agreement and the other documents to be delivered by it thereunder;

     (d) incumbency certificates for each of the officers of each of the Borrower, AmeriCredit and the Guarantor executing the Program Agreements and the other documents to be delivered by either the Borrower, AmeriCredit or the Guarantor thereunder, in each case showing their names, offices and specimen signatures on which certificates the Lender shall be entitled to conclusively rely until such time as the Lender receives a replacement certificate meeting the requirements of this Section 3.1(d);

     (e) executed copies of the Program Agreements and the other agreements and instruments called for thereunder; and

     (f) an opinion of counsel to the Borrower, AmeriCredit and the Guarantor dated as of the Closing Date in a form acceptable to the Lender and DBRS as to the Borrower's, AmeriCredit's or the Guarantor's existence and organization, due authorization, execution and delivery of the Program Agreements to which they are parties, that they constitute legal, valid and binding obligations of the Borrower, AmeriCredit and the Guarantor, enforceable in accordance with their respective terms, that the Sale and Servicing Agreement effects a "true sale" of the assets described therein, and that the Program Agreements do not contravene the terms of any applicable laws or any contractual restriction binding on or affecting either the Borrower, AmeriCredit or the Guarantor, the constating documents, by-laws or trust documents (as applicable) of the Borrower, AmeriCredit or the Guarantor or any resolution of the directors or shareholders of either the Borrower or the Guarantor.

3.2       CONDITIONS PRECEDENT TO ALL CLASS VPN LOANS

          Prior to any Class VPN Loan being advanced on the Closing Date or any Additional Drawdown Date, the following shall have occurred, or the Borrower shall have delivered to the Lender the following in each case in form and substance satisfactory to the Lender, as the case may be:

     (a) the conditions set forth in Section 2.8(d) of the Sale and Servicing Agreement have been satisfied (and not waived);

     (b) on the Closing Date or Additional Drawdown Date, as the case may be, the following statements will be true, and the Borrower will be deemed to have certified that:

           (i) the representations and warranties contained in Article 4 are true and correct in all material respects on and as of such date;

           (ii) the Borrower is in all material respects in compliance with all of its covenants and obligations under this Agreement; and

           (iii) no Event of Default or Related Event of Default (as such terms are defined in the Trust Indenture) has occurred and is continuing;

     (c) the VPN Swap Termination Date has not occurred, no event has occurred which with the giving of notice or the passage of time or both could result in the termination or early termination of the Class VPN Swap and no rating downgrade as described in Section 15 of the Class VPN Swap has occurred;

     (d) DBRS shall have confirmed that the rating assigned to the commercial paper debt obligations of the Lender will not be reduced or withdrawn as a result of the Class VPN Loan being advanced hereunder;

     (e) the Lender shall have determined, in its sole discretion that the state of the Canadian financial markets is such that it has the ability to issue extendible commercial paper to fund such Class VPN Loans at rates and on such other terms as make the advance thereof profitable for the Lender;

     (f) after giving effect to the advance of any Class VPN Loan, and the application of all payments to be made on such date, the sum of the outstanding principal amounts of the Offered Notes and all Class VPN Loans would not exceed the Pool Balance;

     (g) all documents, instruments and agreements required by the terms hereof to be delivered to the Lender and such other approvals, opinions, financial statements, portfolio reports, disclosure statements, public filings or other documents of any kind as the Lender may reasonably request (except to the extent the Borrower is prohibited by law from disclosing such other documents to the Lender); and

     (h) the "expected ratings" of the Offered Notes as described in the Short Form Prospectus of the Borrower dated November 18, 2002 pertaining to the Offered Notes (together with the documents incorporated by reference therein, the "Prospectus") have been issued by the applicable Rating Agencies and such ratings continue in effect and have not been reduced, withdrawn or qualified.

3.3       WAIVER

          The conditions set forth in Sections 3.1 and 3.2 are inserted for the sole benefit of the Lender and may be waived by the Lender in whole or in part, with or without terms or conditions.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS AND WARRANTIES OF BORROWER

          The Borrower represents and warrants to and in favour of the Lender as of the Closing Date and as of each Additional Drawdown Date, and acknowledges that the Lender is relying on such representations and warranties in consummating the transactions contemplated hereby, as follows:

     (a) each representation and warranty contained in Section 6.1 of the Trust Indenture is true and correct and the "Programme Agreements", as such term is defined in the Trust Indenture , include the Program Agreements; and

     (b) the Prospectus constitutes full, true and plain disclosure of all material facts relating to the Offered Notes as required by the securities legislation of each of the provinces of Canada and the Prospectus does not contain a misrepresentation (as defined in the Securities Act (Ontario) with respect to the Offered Notes.

 4.2      REPRESENTATIONS AND WARRANTIES OF AMERICREDIT

          AmeriCredit represents and warrants to and in favour of the Lender as of the Closing Date and as of each Additional Drawdown Date, and acknowledges that the Lender is relying on such representations and warranties in consummating the transactions contemplated hereby, as follows:

     (a) AmeriCredit is duly organized and validly existing as a corporation in good standing under the laws of the Province of Ontario, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire and own the Receivables;

     (b) AmeriCredit is duly qualified to do business as a foreign or extra-provincial corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications;

     (c) AmeriCredit has the power and capacity to execute and deliver the Program Agreements to which it is a party and to carry out their terms; the execution, delivery and performance of such Program Agreements has been duly authorized by AmeriCredit by all necessary corporate action; and such Program Agreements has been duly executed and delivered by AmeriCredit;

     (d) the Program Agreements to which it is a party constitute legal, valid and binding obligations of AmeriCredit enforceable against it in accordance with their terms;

     (e) the consummation of the transactions contemplated by the Program Agreements and the fulfilment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the note of incorporation or by-laws of AmeriCredit or any indenture, agreement or other instrument to which AmeriCredit is a party or by which it shall be bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Program Agreements); or violate any law or, to the best of AmeriCredit's knowledge, any order, rule or regulation applicable to AmeriCredit of any court or of any federal or provincial regulatory body, administrative agency or other governmental instrumentality having jurisdiction over AmeriCredit or its properties;

     (f) there are no proceedings or investigations pending or, to the best of AmeriCredit's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over AmeriCredit or its properties: (i) asserting the invalidity of the Program Agreements, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Program Agreements, or (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by AmeriCredit of its obligations under, or the validity or enforceability of, the Program Agreements to which it is a party;

     (g) the representations and warranties contained in Section 3.1, 4.6, 6.1 and 7.1 of the Sale and Servicing Agreement are true and correct; and

     (h) the Prospectus constitutes full, true and plain disclosure of all material facts relating to the Offered Notes as required by the securities legislation of each of the provinces of Canada and the Prospectus does not contain a misrepresentation (as defined in the Securities Act (Ontario) with respect to the Offered Notes.

4.3       SURVIVAL

          The representations and warranties set out in this Article 4 shall survive the execution hereof.

                                    ARTICLE 5
                    INDEMNITY AND CERTAIN REMEDIAL PROVISIONS

5.1       INDEMNITY FROM BORROWER

          Without prejudice to any other rights of the Lender hereunder or under Applicable Law, the Borrower, hereby agrees to indemnify the Lender, the Securitization Agent and their respective representatives and agents and agrees to save them harmless from and against any and all damages, losses, claims, liabilities, costs and expenses (including legal fees and disbursements on a solicitor and client basis), awarded against or incurred by them arising out of or as a result of any failure of the Borrower to perform or observe any of its duties, covenants or obligations under the Program Agreements to which it is a party, or the reliance by the Lender on any representation, warranty or certification made by the Borrower or any representative or agent thereof in or pursuant to any Program Agreement and/or certificate, notice or other instrument delivered in connection therewith which was incorrect in any material respect when made or deemed to be made or delivered.

5.2       INDEMNITY FROM AMERICREDIT

          Without prejudice to any other rights of the Lender hereunder or under Applicable Law, AmeriCredit hereby agrees to indemnify the Lender, the Securitization Agent and their respective representatives and agents and agrees to save them harmless from and against any and all damages, losses, claims, liabilities, costs and expense (including legal fees and disbursements on a solicitor and client basis), awarded against or incurred by them arising out of or as a result of any failure of AmeriCredit to perform or observe any of its duties, covenants or obligations under the Program Agreements to which it is a party, or the reliance by the Lender on any representation, warranty or certification made by AmeriCredit or any representative or agent thereof in or pursuant to any Program Agreement and/or certificate, notice or other instrument delivered in connection therewith which was incorrect in any material respect when made or deemed to be made or delivered.

5.3       LIMIT ON INDEMNITY

          Notwithstanding the provisions of Section 5.1, the Borrower shall in no case indemnify the Lender or its representatives or agents from any damages, losses, claims, liabilities, costs and expenses caused by the gross negligence or wilful misconduct of the Lender or any of its representatives.

5.4       CHANGE IN CIRCUMSTANCES

          If either:

          (i) the introduction of, or any change (including any change by way of imposition or increase of any reserve requirements) in or in the interpretation of, any law by any court or Governmental Authority, in each case made after the date hereof; or

          (ii) the compliance by the Lender with any changed or introduced guideline or request made after the date hereof from any Governmental Authority (whether or not having the force of law),

 has the effect of:

          (iii) increasing the cost to the Lender of making, funding or maintaining the Class VPN Loans hereunder, or reducing the rate of return to the Lender in connection therewith or as a result of reserves (including reserves against capital) to be made therefor or requiring the payment of Taxes on or calculated with reference to the capital of the Lender; or

          (iv) reducing the amount receivable by the Lender hereunder, the Lender shall deliver to the Borrower and AmeriCredit a certificate setting forth its computation of such increased costs, amounts not received or receivable, reduction in rate of return or required payment made or to be made, which computation may utilize such averaging and attribution methods that the Lender, acting reasonably, believes to be applicable. Upon receipt of such certificate, AmeriCredit and the Borrower shall jointly and severally forthwith pay to the Lender the amount of such increased costs, amounts not received or receivable, or reduction in rate of return or required payment made or to be made.

5.5       INDEMNITY

          The Borrower and AmeriCredit, on a joint and several basis, shall indemnify the Lender for all losses (including lost profits), costs, expenses, damages and liabilities (including, any loss, cost, expense, damage or liability sustained by the Lender in connection with the liquidation or re-employment in whole or in part of deposits or funds borrowed or acquired by it to make any Class VPN Loan), which the Lender may sustain or incur: (i) if for any reason a utilization does not occur on a date specified therefor in any Loan Request due to any action or failure to act of the Borrower or AmeriCredit, or (ii) if the Borrower or AmeriCredit fails to give any notice required to be given by it hereunder, in the manner and at the time specified herein. A certificate of the Lender setting forth the amounts necessary to indemnify the Lender in respect of such losses, costs, expenses, damages or liabilities shall be prima facie evidence of the amounts owing under this Section 5.5.

5.6       NO SET-OFF

          All payments to be made by or on behalf of the Borrower or AmeriCredit hereunder shall be made without deduction, withholding, set-off or counterclaim.

5.7       PROSPECTUS RIGHTS

          AmeriCredit hereby grants to the Lender rights of action for any "misrepresentation" (as such term is defined in the Securities Act (Ontario)) contained in the Prospectus as against the promoter, as if the Lender were a purchaser of Offered Notes thereunder, and the Lender shall be deemed to have relied upon such misrepresentation if it was a misrepresentation on the Closing Date. The rights granted above shall be equivalent in all respects to the rights of action provided in Section 130 of the Securities Act (Ontario) and described in the Prospectus under the heading "Statutory Rights of Withdrawal and Rescission", including with respect to defences available to any defendant and remedies available to the plaintiff, provided that there shall be no limitation on the amount of damages recoverable by the Lender pursuant to the exercise of such rights except to the extent of amounts owing to the Lender hereunder. Each of the Borrower and AmeriCredit acknowledges and agrees that the rights granted herein shall be in addition to and without derogation from any other right or remedy that the Lender may have against the Borrower or AmeriCredit at law or in equity.

5.8       SURVIVAL

          The rights of the Lender under this Article 5 shall survive for a period of 3 years following the earlier of (a) the Final Scheduled Payment Date, and (b) the full and final repayment of all Class VPN Loans made hereunder.

                                    ARTICLE 6
                                    COVENANTS

6.1       AFFIRMATIVE COVENANTS OF THE BORROWER

          The Borrower covenants and agrees in favour of the Lender that it shall:

     (a) provide the Lender with copies of all documents, information, reports and other instruments required to be provided by (i) the Seller or the Servicer to the Borrower or (ii) the Borrower to any Person, under the Program Agreements (including without limitation the Servicer Certificate on each Determination Date) to which it is a party or such other documents or instruments as the Lender may reasonably request from time to time (except to the extent the Borrower is prohibited by laws from disclosing such other documents to the Lender);

     (b) at any time and from time to time during regular business hours, permit or cause to permit the Lender, its agents or representatives upon two Business Days' prior notice to (i) examine and make copies of the Receivable File in the possession (or under the control) of the Borrower, and (ii) visit the offices and properties of the Borrower for the purpose of examining the Receivable File and discussing matters relating to the Offered Notes and the Class VPN Loans;

     (c) direct and require its auditors to assist the Lender's auditors to the extent and in such manner as is reasonably required for the Lender's auditors to report on the status of the Class VPN Loans; and

     (d) duly and punctually perform all of its obligations and pay all of its liabilities as they may become due and payable under the Program Agreements to which it is a party.

6.2       AFFIRMATIVE COVENANTS OF AMERICREDIT

          AmeriCredit covenants and agrees in favour of the Lender that it shall:

     (a) provide the Lender with copies of all documents, information, reports and other instruments required to be provided by the Seller or the Servicer to the Borrower under the Program Agreements to which it is a party (including without limitation the Servicer Certificate on each Determination Date) or such other documents or instruments as the Lender may reasonably request from time to time (except to the extent AmeriCredit is prohibited by law from disclosing such other documents or instruments to the Lender);

     (b) at any time and from time to time during regular business hours, permit or cause to permit the Lender, its agents or representatives upon two Business Days' prior notice to (i) examine and make copies of the Receivable File in the possession (or under the control) of AmeriCredit or any of its affiliates, and (ii) visit the offices and properties of AmeriCredit or any of its affiliates for the purpose of examining the Receivable File and discussing matters relating to the Offered Notes and the Class VPN Loans; and

     (c) direct and require its auditors to assist the Lender's auditors to the extent and in such manner as is reasonably required for the Lender's auditors to report on the status of the Class VPN Loans; and

     (d) duly and punctually perform all of its obligations and pay all of its liabilities as they may become due and payable under the Program Agreements to which it is a party.

                                    ARTICLE 7
                            MISCELLANEOUS PROVISIONS

7.1       AMENDMENTS, ETC.

          No amendment or waiver of any provision of this Agreement or consent to any departure by the Borrower from any provision of this Agreement will be effective (in whole or in part) unless in writing and signed by the Lender. Such amendment, modification or waiver will be effective only in the specific instance, for the specific purpose and for the specific length of time for which it is given by the Lender. The Borrower shall inform DBRS prior to the execution of any such amendment, modification or waiver.

7.2       NOTICE

          Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by prepaid first-class mail, by telecopier or other means of electronic communication or by hand-delivery as hereinafter provided. Any such notice, if mailed by prepaid first-class mail at any time other than during or within three Business Days prior to a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth Business Day after the post-marked date thereof, or if sent by telecopier or other means of electronic communication, shall be deemed to have been received on the Business Day following the sending unless receipt of such electronic communication is confirmed by 5:00 p.m. on the date of sending, or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address noted below. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section. Notices and other communications shall be addressed as follows:

     (a)  if to the Borrower:    AmeriCredit Canada Automobile Receivables Trust
                                 c/o CISC Mellon Trust Company
                                 320 Bay Street
                                 Toronto, Ontario
                                 M5H 4A6

                                 Attention: President
                                 Facsimile:

     (b)  if to the Lender:      Trust c/o Coventree Capital Group Inc.
                                 65 Queen Street West
                                 Toronto, Ontario
                                 M5H 2M5

                                 Attention: Geoff Cornish
                                 Facsimile: (416)362-2124

     (c)  if to AmeriCredit:     AmeriCredit Financial Services of Canada Ltd.
                                 801 Cherry Street
                                 Suite 3900
                                 Fort Worth, Texas
                                 76102

                                 Attention: Chief Financial Officer
                                 Facsimile:

7.3       NO WAIVER: REMEDIES

          No failure on the part of either party to exercise, and no delay in exercising, any right hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law.

7.4       BINDING EFFECT: ASSIGNABILITY, ETC.

          This Agreement shall be binding upon and enure to the benefit of the Borrower, the Lender and AmeriCredit and their respective successors and assigns provided, however, that:

   (a) the Borrower shall not assign its rights or obligations under this Agreement without the consent of the other parties;

   (b) AmeriCredit shall not assign its rights or obligations under this Agreement without the consent of the other parties except (i) to any Affiliate of AmeriCredit which (x) becomes an assignee of AmeriCredit pursuant to and in any manner contemplated by Section 6.3 or 7.3 of the Sale and Servicing Agreement and (y) executes an agreement of assumption to perform every obligation of AmeriCredit under this Agreement and (ii) in any other case, without the consent of the other parties; and

   (c) the Lender shall be entitled to assign all or any portion of the benefits and to transfer all or any portion of its obligations under this Agreement and in respect of the Class VPN Loans (i) to any debt issuing trust administered by Coventree Capital Group Inc., (ii) to any other Person with the prior written consent of

          AmeriCredit, such consent not to be unreasonably withheld or delayed, and (iii) following the occurrence of an Event of Default or Related Event of Default (as such terms are defined in the Trust Indenture) or in the event any of the ratings described in Section 3.2(i) shall have been reduced, downgraded, withdrawn or qualified, to any Person.

7.5       ENTIRE AGREEMENT

          This Agreement contains the entire agreement between the parties relative to the subject matter hereof and supersedes all prior and contemporaneous agreements, term sheets, commitments, understandings, negotiations and discussions, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein.

7.6       GOVERNING LAW

          This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario.

7.7       NO PROCEEDINGS

          The Borrower hereby agrees that it will not file, or join in the filing of, a petition against the Lender, cooperate with or encourage, or join in the commencement of, any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against the Lender so long as any commercial paper or other debt obligation is outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper or other debt obligation will have been outstanding and the Lender hereby agrees and acknowledges that by executing this Agreement it is subject to the provisions of the Trust Indenture.

7.8       COSTS, EXPENSES AND TAXES

          In addition to the rights of indemnification provided for in Article 5, the Borrower agrees to pay on demand (i) all other costs, expenses and Taxes (excluding income taxes, goods and services taxes, withholding taxes or any similar taxes) reasonably incurred by the Lender in connection with the enforcement of this Agreement and (ii) the fees and disbursements of the Lender's counsel in connection with the foregoing.

7.9       LIMITATION OF LIABILITY OF THE LENDER TRUSTEE/SECURITIZATION AGENT

          The trustee of the Lender, The Trust Company of Bank of Montreal (the "Lender Trustee"), and the Securitization Agent and each of their respective directors, officers, agents or employees, will not be subject to any liability whatsoever, in tort, in contract or otherwise, in connection with the Lender's property or activities, to the Lender's beneficiary or to any other person, for any action taken or permitted by it to be taken, or its failure to take any action including, the failure to compel in any way any former or acting trustee of the Lender to redress any breach of trust in respect of the execution of the duties of its office or in respect of the Lender's property or activities, provided that the foregoing limitation will not apply in respect of action or failure to act arising from or in connection with wilful misconduct or gross negligence by any of them. The Lender Trustee, in doing anything or permitting anything to be done in respect of the execution of the duties of its office or in respect of the Lender's property or activities is, and will be conclusively deemed to be, acting as trustee of Lender and not in any other capacity. Except as to the extent provided in this Section 7.9, the Lender Trustee will not be subject to any liability for any debts, liabilities, obligations, claims, demands, judgments, costs, charges or expenses against or with respect to the Lender, arising out of anything done or permitted by it to be done or its failure to take any action in respect of the execution of the duties of its office or for or in respect of the Lender's property or activities and resort will be had solely to the Lender's property for the payment or performance thereof. No property or assets of the Lender Trustee owned in its personal capacity or otherwise will be subject to levy, execution or other enforcement procedure with regard to any obligation under this Agreement. Without limiting the generality of any of the foregoing, each of the Borrower and AmeriCredit acknowledge and agree that the Securitization Agent acts as agent for the Lender and has no duties or obligations to, will incur no liability to, and does not act as agent in any capacity for, the Borrower or AmeriCredit.

7.10      LIMITATION OF LIABILITY OF THE BORROWER TRUSTEE

          CIBC Mellon Trust Company (the "Borrower Trustee"), will not be subject to any liability whatsoever, in tort, in contract or otherwise, in connection with the Borrower's property or activities, to the Borrower's beneficiary or to any other person, for any action taken or permitted by it to be taken, or its failure to take any action including, the failure to compel in any way any former or acting trustee of the Borrower to redress any breach of trust in respect of the execution of the duties of its office or in respect of the Borrower's property or activities, provided that the foregoing limitation will not apply in respect of action or failure to act arising from or in connection with dishonesty, bad faith, wilful misconduct, gross negligence or reckless disregard of a duty by the Borrower Trustee. The Borrower Trustee, in doing anything or permitting anything to be done in respect of the execution of the duties of its office or in respect of the Borrower's property or activities is, and will be conclusively deemed to be, acting as trustee of Borrower and not in any other capacity. Except to the extent provided in this Section 7.10, the Borrower Trustee will not be subject to any liability for any debts, liabilities, obligations, claims, demands, judgments, costs, charges or expenses against or with respect to the Borrower, arising out of anything done or permitted by it to be done or its failure to take any action in respect of the execution of the duties of its office or for or in respect of the Borrower's property or activities and resort will be had solely to the Borrower's property for the payment or performance thereof. No property or assets of the Borrower Trustee owned in its personal capacity or otherwise will be subject to levy, execution or other enforcement procedure with regard to any obligation under this Agreement.

7.11      SEVERABILITY

          If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

7.12      FURTHER ASSURANCES

          Each of the parties hereto upon the request of the other party or parties hereto shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

7.13      EXECUTION IN COUNTERPARTS

          This Agreement may be executed in any number of counterparts, each of which when so executed will be deemed to be an original and all of which when taken together will constitute one and the same agreement.

7.14      CONFIDENTIALITY

          Each of the parties shall make all reasonable efforts to hold all non-public information obtained pursuant to this Agreement and the transactions contemplated hereby or effected in connection herewith in accordance with its customary procedures for handling its confidential information of this nature, provided that, notwithstanding the foregoing, the any party may make disclosure of such non-public information (i) as requested or required by any governmental agency or representative thereof or pursuant to legal process or when required under applicable law, or (ii) to a Rating Agency; provided that, unless specifically prohibited by applicable law or court order, each party hereto shall notify the other party hereto of any request by any governmental agency or representative thereof or other Person for disclosure of any such non-public information prior to disclosure of such information to permit the party affected to contest such disclosure, if possible.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date first written above.


                                       CIBC MELLON TRUST COMPANY, IN ITS
                                       CAPACITY AS TRUSTEE OF AMERICREDIT
                                       CANADA AUTOMOBILE RECEIVABLES
                                       TRUST, BY ITS AGENT AMERICREDIT FINANCIAL
                                       SERVICES OF CANADA LTD.

                                       by (signed) "Beth Sorensen"
                                          --------------------------------------
                                          Name:  Beth Sorensen
                                          Title: Authorized Signing Officer

                                       THE TRUST COMPANY OF BANK OF
                                       MONTREAL, in its capacity as trustee of
                                            TRUST, as Lender, by its
                                       securitization agent, COVENTREE
                                       CAPITAL GROUP INC. without personal
                                       liability

                                       by (signed) "Geoffrey P. Cornish"
                                          --------------------------------------
                                           Name:  Geoffrey P. Cornish
                                           Title: Principal

                                       by (signed) "Dean Tai"
                                          --------------------------------------
                                           Name:  Dean Tai
                                           Title: Principal


                                       AMERICREDIT FINANCIAL SERVICES
                                       OF CANADA LTD.

                                       by (signed) "Beth Sorensen"
                                          --------------------------------------
                                           Name:  Beth Sorensen
                                           Title: Senior Vice-President, Finance

                                       by
                                          --------------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE A
                                  LOAN REQUEST

Date:   [         ]

To:               TRUST
         c/o Coventree Capital Group Inc.
         Attention: Geoffrey P. Cornish

Dear Sirs/Mesdames:

          We refer to the Class VPN Loan Agreement dated as of November ., 2002 between AmeriCredit Canada Automobile Receivables Trust, Trust and AmeriCredit Financial Services of Canada Ltd. (as amended, the "Agreement"). Unless otherwise defined herein, capitalized terms used herein have the meanings given to them in the Agreement.

          We hereby give notice of our request for a Class VPN Loan pursuant to the Agreement for the purpose set out therein as follows:

          (i)    Estimated Amount of Class VPN Loan: $.

          (ii)   Date of Class VPN Loan: .

          (iii) The Borrower hereby represents and warrants that the Class VPN Loan will be used solely for the purposes set out in Section
                 2.7 of the Sale and Servicing Agreement.

                                       Yours truly,

                                       CIBC MELLON TRUST COMPANY, in its
                                       capacity as trustee of AMERICREDIT
                                       CANADA AUTOMOBILE RECEIVABLES TRUST

                                       by
                                          --------------------------------------
                                           Name: .
                                           Title: .


                                       by
                                          --------------------------------------
                                           Name: .
                                           Title: .